UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2024

THE BANK OF NEW YORK MELLON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35651	13-2614959
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 Greenwich Street New York, New York	10286
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 495-1784

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BK	New York Stock Exchange
6.244% Fixed-to-Floating Rate Normal Preferred Capital Securities of Mellon Capital IV (fully and unconditionally guaranteed by The Bank of New York Mellon Corporation)	BK/P	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On April 9, 2024, The Bank of New York Mellon Corporation (“BNY Mellon” or the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, each nominee for director was elected by a majority of votes cast (proposal 1). In addition, stockholders approved, on an advisory basis, the 2023 compensation of BNY Mellon’s named executive officers (proposal 2) and ratified the appointment of KPMG LLP as BNY Mellon’s independent registered public accountants for the year ending December 31, 2024 (proposal 3). The stockholders did not approve the stockholder proposal regarding transparency in lobbying (proposal 4) nor did they approve the stockholder proposal regarding a report on the risks of politicized de-banking (proposal 5). Each of these proposals is described in detail in BNY Mellon’s definitive proxy statement, dated February 29, 2024 (the "Proxy Statement"), filed with the Securities and Exchange Commission.

The results were as follows:

1. The election of 11 directors for a term expiring at the end of our 2025 Annual Meeting of Stockholders:

Name of Director	For	Against	Abstained	Broker Non-Vote
Linda Z. Cook	604,625,059	14,087,069	1,200,487	50,755,114
Joseph J. Echevarria	611,751,766	7,013,185	1,147,664	50,755,114
M. Amy Gilliland	615,898,419	2,941,771	1,072,425	50,755,114
Jeffrey A. Goldstein	608,122,307	10,532,595	1,257,713	50,755,114
K. Guru Gowrappan	615,538,580	3,232,896	1,141,139	50,755,114
Ralph Izzo	610,804,623	7,940,998	1,166,994	50,755,114
Sandra E. O’Connor	615,869,652	2,983,952	1,059,011	50,755,114
Elizabeth E. Robinson	615,044,411	3,824,116	1,044,088	50,755,114
Rakefet Russak-Aminoach	615,348,739	3,340,929	1,222,947	50,755,114
Robin A. Vince	615,561,342	3,212,549	1,138,724	50,755,114
Alfred W. Zollar	615,228,186	3,509,587	1,174,842	50,755,114

2. Advisory vote to approve the 2023 compensation of BNY Mellon’s named executive officers:

For	Against	Abstained	Broker Non-Vote
585,650,516	31,888,444	2,373,655	50,755,114

3. Ratification of the appointment of KPMG LLP as BNY Mellon’s independent registered public accountants for the year ending December 31, 2024:

For	Against	Abstained	Broker Non-Vote
656,038,306	13,683,541	945,882	—

4. Stockholder proposal regarding transparency in lobbying:

For	Against	Abstained	Broker Non-Vote
234,620,974	376,946,236	8,345,405	50,755,114

5. Stockholder proposal regarding a report on the risks of politicized de-banking*:

For	Against	Abstained	Broker Non-Vote
19,467,731	588,664,175	11,780,709	50,755,114

*

Proposal 5 was presented by the Company’s Secretary, as neither the stockholder proponent nor the proponent’s representative was in attendance to present the proposal. The Company reserved its rights under Rule 14a-8(h) under the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)

Date: April 10, 2024	By:	/s/ Jean Weng
	Name:	Jean Weng
	Title:	Secretary